BankUnited, Inc.

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. BankUnited generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “projects,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company or the Company’s current plans, estimates and expectations. The inclusion of any forward-looking information regarding BankUnited should not be regarded as a representation that future plans, estimates or expectations contemplated herein will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to BKU’s operations, financial results, financial condition, business prospects, growth, strategy and liquidity, as well as the ability to receive, and the timing for receiving, the requisite approvals to consummate the transaction with CertusHoldings, Inc. and the benefits of such transaction. If one or more of these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. BankUnited does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements including, but not limited to, the risk factors described in the most recent Annual Report on Form 10-K of BKU and in the subsequent Quarterly Reports on Form 10-Q of BKU, filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (www.sec.gov). Forward-Looking Statements

Nimble regional bank evidenced by talent acquisition, infrastructure investment, streamlined decision making processes, and strategic capital deployment The BankUnited Strategy Growth one relationship at a time, generated by lenders experienced in market, supported by a strong credit culture Diversification in asset classes, funding sources and geography Traditional commercial bank built on core competencies and a management team with a proven track record in our businesses and geographies 3 Who We Are NOT Who We Are Not a community bank with limited balance sheet or a universal bank with low-touch or remote decision making Not driving growth through bulk loan purchases, participations or leveraged acquisitions Not highly concentrated in limited number of asset classes Not expanding into higher risk businesses such as sub-prime lending, credit cards, HELOCs, student loans

The BankUnited Look 4

South Florida is Building Again 5

We believe we are in the best markets 6  Florida: Experienced severe unemployment during the crisis, reaching a historical high of 11.4% in late 2009/early 2010, and has since recovered dramatically to its current unemployment rate of 5.6%.  New York: Current unemployment rate of 5.8% is better than pre-crisis levels. New York State’s private sector job count grew to 7.6 million in December 2014(2), an all-time high for the state. (1) Source: Bureau of Labor Statistics. (2) Source: New York State Department of Labor. Unemployment Rate(1) 5% 6% 7% 8% 9% 10% 11% 12% Dec 08 Dec 09 Dec 10 Dec 11 Dec 12 Dec 13 Dec 14 US FL NY 5.6% 5.6% 5.8%

50 100 150 200 250 300 Ja n 00 A ug 0 0 M ar 0 1 O ct 0 1 M ay 0 2 D ec 0 2 Ju l 0 3 Fe b 04 S ep 0 4 A pr 0 5 N ov 0 5 Ju n 06 Ja n 07 A ug 0 7 M ar 0 8 O ct 0 8 M ay 0 9 D ec 0 9 Ju l 1 0 Fe b 11 S ep 1 1 A pr 1 2 N ov 1 2 Ju n 13 Ja n 14 A ug 1 4 NY MIA US We believe we are in the best markets 7 Case-Shiller HPI (1) Source: S&P/Case-Shiller Home Price Indices. National is 20-City Composite.  Miami: Miami home prices have risen 9% y-o-y (as of November 2014) but are nowhere near pre- crisis levels.  New York: New York home prices did not experience as dramatic of a decline as other cities during the crisis and have shown steady and gradual growth over the past couple of years. BankUnited entered this market in 2012. Financial Crisis

Overview of BankUnited

BankUnited

Company Snapshot as of December 31, 2014

- $19.2 billion of assets
- $12.7 billion of loans and leases[(1)], including equipment under operating leases
  - New loans and leases, including equipment under operating lease, grew by $1.5 billion during the fourth quarter of 2014. For the year ended December 31, 2014, new loans and leases increased by $4.1 billion, excluding the impact of the sale of $303 million of indirect auto loans in the second quarter of 2014.
- $13.5 billion of total deposits
- $204.2 million, or $1.95 per diluted common share, of net income for the year ended December 31, 2014
- BankUnited footprint: 100 branches in 15 Florida counties and 6 banking centers in the New York metropolitan area


NY
CT
New York
Melville
NJ
Orlando
Clearwater
Lakeland
Tampa
St. Petersburg
FLORIDA
Sarasota
Port St. Lucie
Fort Myers
West Palm Beach
Boca Raton
Naples
Fort Lauderdale
Hollywood
Miami

(1) Loan balances reported net of premiums, discounts and deferred fees and costs.

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Franchise Dramatically Enhanced 9 Old Face Transformed … into the New Face of the Franchise

Transformed Loan Portfolio(1) 10 At December 31, 2010 At December 31, 2014 (1) Loan balances reported net of premiums, discounts, deferred fees and costs. Total Loans & FDIC Asset: $6.6BN Total Loans & FDIC Asset: $13.4BN Covered Loans 51% FDIC Asset 40% Resi 2% Multi- family 1% CRE 2% Const & Land <1% C&I 4% Lending Sub <1% Resi 19% Multi-Family 15% CRE 21% Const & Land 1% C&I 18% Lending Subs 11% Consumer <1% Covered 8% FDIC Asset 7%

$422 $1,245 $2,769 $5,741 $8,846 $116 $469 $938 $1,829 $2,525 $538 $1,714 $3,707 $7,570 $11,371 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 $551 $398 $278 $202 $2,845 $2,025 $1,586 $1,282 $1,044 $207 $124 $76 $40 $14 $2,667 $2,049 $1,458 $1,205 $975 $6,270 $4,596 $3,398 $2,729 $2,033 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 Transformed Loan Portfolio(1) $ in millions 11 Non-Covered Loans Covered Loans, OREO & FDIC Asset Of Total Loans (%) UPB of Covered Loans and OREO ($bn) 13.7% 41.4% 66.5% 83.6% $7.8 $6.0 $4.6 $3.6 (1) Loan balances reported net of premiums, discounts and deferred fees and costs. 20x Growth YTD Non-Covered Loan Growth of $3.8 Billion… …Offset by $696 Million Attrition of Legacy Asset Residential Commercial & Other FDIC Asset Residential Commercial & Other REO 91.6% $2.7

Geographically Diverse Non-Covered Loan Portfolio(1) $ in millions 12 (1) Loan balances reported net of premiums, discounts and deferred fees and costs. (2) We refer to our three commercial lending subsidiaries, mortgage warehouse lending operations, residential loan purchase program and former indirect auto lending operations as national platforms. 76% 65% 57% 42% 38% 24% 35% 36% 37% 33% 7% 21% 29% $538 $1,714 $3,707 $7,570 $11,371 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 12/31/2010 12/31/2011 12/31/2012 12/31/2013 12/31/2014 Florida New York National(2)

New Commercial Loan Portfolio(1) Trended $ in millions 13 (1) Excludes operating leases. Loan balances reported net of premiums, discounts and deferred fees and costs. $1,931 $2,762 $167 $2,401 $1,466 $1,781 $2,155 $2,413 $2,732 $2,942 $3,690 $4,454 $5,506 $6,365 $7,157 $7,548 $8,727 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Multi-Family CRE Construction and land C&I Lending Subs

Lending Subsidiaries(1) Loan Portfolio(2) $ in millions 14 (1) Lending subsidiaries refers to our three commercial lending subsidiaries. Loan balances reported net of premiums, discounts and deferred fees and costs. (2) Includes loans and direct financing leases. Excludes operating leases. $751 $365 $350 $257 $333 $387 $461 $527 $714 $845 $957 $1,050 $1,223 $1,299 $1,466 -$100 $100 $300 $500 $700 $900 $1,100 $1,300 $1,500 Mar 12 Jun 12 Sep 12 Dec 12 Mar 13 Jun 13 Sep 13 Dec 13 Mar 14 Jun 14 Sep 14 Dec 14 Bridge UCBL Pinnacle

Transformed Deposit Base $ in millions 15 Cost of Dep (1) 2.18% 1.39% 0.90% 0.66% 0.55% 0.55% Demand Interest Checking Money Market / Savings Time Deposits (1) Cost of deposits as of period end date. Excludes cost of interest rate swap against CD portfolio. Dec 2009 Dec 2010 Dec 2011 Dec 2012 Dec 2013 Dec 2014 59% 44% 35% 31% 31% 29% 34% 44% 48% 47% 42% 44% 3% 5% 6% 6% 6% 7% 4% 7% 11% 16% 21% 20% $7,667 $7,164 $7,365 $8,538 $10,532 $13,512

Cash & Securities 26% Covered Assets 5% FDIC Asset 5% Non-Covered Loans 59% Other Assets 5% Fortress Balance Sheet 16 De Minimis Non-Covered NPA’s Diversified Balance Sheet Financial data as of December 31, 2014, or most recent available. (1) Source: SNL Financial. Peers data reflect median values for publicly traded U.S. banks and thrifts with assets between $10-25 billion and $1-5 billion in market capitalization. (2) NPA ratio calculated as non-covered NPAs as a percentage of total assets. Non-covered portfolio built on strong credit culture NPA ratio well below peers (2) (1) 36% covered assets, FDIC asset, cash and securities 2.09% 1.81% 1.37% 1.15% 0.92% 0.03% 0.03% 0.13% 0.16% 0.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% Dec 10 Dec 11 Dec 12 Dec 13 Dec 14 Peers BKU

Strong Performance Relative to Peers Return on Avg Assets Return on Avg Equity Net Interest Margin Tier 1 Leverage (1) Financial data as of and for the year ended December 31, 2014. (1) Source: SNL Financial. Peers data reflect median values for publicly traded U.S. banks and thrifts with assets between $10-25 billion and $1-5 billion in market capitalization. 17 7.9% 10.1% Peers BKU(1) (1) 9.6% 10.7% Peers BKU(1) 1.0% 1.2% Peers BKU 3.6% 4.6% Peers BKU

BankUnited Acquires SBA Platform[(1)]

BankUnited

Transaction Summary

- On March 9, 2015, the Company announced the acquisition of CertusBank's Small Business Finance Unit ("SBF")
- The platform includes substantially all of SBF's operating assets, including a loan portfolio of approximately $203 million
- The SBF team of 34 employees has consistently been one of the top 20 SBA lenders in the country
- The transaction is expected to close in the second quarter of 2015

SBF Financial Highlights

- FY 2014 Originations: $273 million
- FY 2016 Estimated Net Income: $10 million

Transaction Valuation

- Estimated purchase price is approximately $233 million
- Tangible net asset value premium of $20 million

BKU Financial Impact

- Six months ending 12/31/15: approximately 2.0% earnings accretive
- FY 2016: approximately 3.0% earnings accretive
- Tangible book value earnback: approximately 2 years

(1) Data as of January 31, 2015. Financial information and estimates are based on financials and projections provided by CertusBank, N.A. Actual results may differ materially.

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BankUnited, Inc.